UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              February 8, 2007
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in
            Fiscal Year

            On February 8, 2007, the Board of Directors of Unisys Corporation amended Article I (Stockholders) of the company's Bylaws to provide that, in an uncontested election, directors will be elected by a majority of the votes cast at the election meeting. The amendments also set forth resignation procedures for incumbent directors who do not receive the requisite vote. Prior to such amendments, the Bylaws had provided for directors to be elected by a plurality of the votes cast; however, the company had in place a corporate governance policy requiring directors who do not receive a majority vote to tender their resignations. The Bylaws, as amended through February 8, 2007, are attached as
Exhibit 3.


Item 9.01.  Financial Statements and Exhibits

    (d) The following Exhibit is filed herewith:

         3     Bylaws of Unisys Corporation, as amended through February 8, 2007

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: February 12, 2007                           By: /s/ Nancy Straus Sundheim
                                                      -------------------------
                                                      Nancy Straus Sundheim
                                                      Senior Vice President,
                                                      General Counsel and
                                                      Secretary

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

   3       Bylaws of Unisys Corporation, as amended through February 8, 2007.